Kellner Merger Fund

Summary Prospectus

April 30, 2014, as supplemented on November 28, 2014

Class A	GAKAX
Institutional Class	GAKIX

Before you invest, you may want to review the Kellner Merger Fund’s (the “Merger Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated April 30, 2014, as supplemented on November 28, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://kellnerfunds.com/funds.pl.  You can also get this information at no cost by calling 855-KELLNER (855-535-5637) or by sending an e-mail request to info@kellnerfunds.com.

Investment Objective
The Kellner Merger Fund (the “Merger Fund”) seeks to achieve positive risk-adjusted returns with less volatility than in the equity markets.

Fees and Expenses of the Merger Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Merger Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Merger Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “More About Class A Shares” section on page 36 of the Funds’ statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 46 of the Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short)	6.80%	6.79%
Interest Expense and Dividends on Securities Sold Short	1.25%	1.26%
Total Annual Fund Operating Expenses(1)	8.30%	8.04%
Less: Fee Waiver and Expense Reimbursement(2)	-5.29%	-5.27%
Net Annual Fund Operating Expenses	3.01%	2.77%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Merger Fund and does not include 0.01% of expenses that is attributed to annualized acquired fund fees and expenses (“AFFE”).

(2)
Kellner Management, L.P. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Merger Fund expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.75% and 1.50% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least April 29, 2015, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Merger Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Merger Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Merger Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Merger Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$862	$2,405	$3,848	$7,060
Institutional Class	$280	$1,874	$3,373	$6,740

Portfolio Turnover
The Merger Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Merger Fund’s performance.  During the most recent fiscal period (from May 1, 2013 through December 31, 2013), the Merger Fund’s portfolio turnover rate was 143.51% of the average value of its portfolio.

Principal Investment Strategies of the Merger Fund
Under normal market conditions, the Merger Fund will invest at least 80% of its net assets in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”).  The types of equity securities in which the Merger Fund primarily invests include common stocks and preferred stocks of any size market capitalization.  The Merger Fund may invest without limitation in securities of foreign companies.

The Advisor’s investment technique, sometimes referred to as “merger arbitrage,” is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions.  In pursuing its strategy, the Advisor may employ investment techniques that involve leverage, such as short selling, borrowing against a line of credit for investment purposes and purchasing and selling options.  The Merger Fund may employ these investment techniques without limit, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).  The approach most frequently utilized by the Merger Fund involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition.  The Advisor may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.  The Merger Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Merger Fund than if the Fund had invested directly in such securities.

The Advisor employs a research-driven process that aims to identify investment opportunities with favorable risk/reward trade-offs within the following guidelines:

1)	Securities are evaluated for purchase after the public announcement of a corporate event or restructuring.
2)	Proprietary analysis is done to consider the strategic rationale of the transaction, the financial resources of the parties involved and the liquidity of the securities.
3)
Securities are typically purchased if the Advisor believes the potential return from its investment sufficiently compensates the Merger Fund in light of the risks involved, including the risk that the transaction may not be completed and the length of time until completion of the transaction.

4)	The potential risk/reward of the position is assessed on an ongoing basis and continuously monitored.

Most of the Merger Fund’s positions are held until the completion of the transaction.  Positions may be sold prior to the completion of the transaction when the companies involved in the transaction no longer meet the Merger Fund’s expected return criteria taking into account prevailing market prices and the relative risk of the transaction.  The Advisor expects that the Merger Fund’s active or frequent trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

The Merger Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Merger Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Risks of Investing in the Merger Fund
Like all mutual funds, losing all or a portion of the money you invested is a risk of investing in the Merger Fund.  The following additional risks could affect the value of your investment:

•
Merger Arbitrage Risk.  Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Merger Fund’s performance.

•
Management Risk.  The Merger Fund is an actively managed portfolio.  The Advisor’s management practices and investment strategies might not produce the desired results.  The Advisor may be incorrect in its assessment of a stock’s appreciation potential.

•
Market Risk. The prices of the securities in which the Merger Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

•
Equity Risk.  The equity securities held by the Merger Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment.

•
Non-Diversification Risk.  The Merger Fund is non-diversified under the 1940 Act.  To the extent that the Merger Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.

•
Foreign Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Derivatives Risk.  The Merger Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility.  The fluctuations in value of the derivatives may not correlate perfectly with the overall securities markets.

•
Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Short Sales Risk.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance
The following information provides some indication of the risks of investing in the Merger Fund.  The bar chart shows the annual return for the Fund’s Institutional Class shares and does not reflect the sales charges applicable to Class A shares.  If sales charges were included, the return would be lower than that shown in the bar chart.  The table shows how the Fund’s Institutional Class and Class A (reflecting the sales charges) average annual returns for one year and since inception compare with those of a broad measure of market performance and an index that reflects the types of securities in which the Fund invests.  The Merger Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.kellnerfunds.com or by calling the Fund toll-free at 855-KELLNER (855-535-5637).

Calendar Year Total Return as of December 31 – Institutional Class

During the period of time shown in the bar chart, the Merger Fund’s highest quarterly return was 1.57% for the quarter ended March 31, 2013, and the lowest quarterly return was 0.68% for the quarter ended June 30, 2013.

Average Annual Total Returns
(for the periods ended December 31, 2013)
Institutional Class	1 Year	Since Inception (6/29/2012)
Return Before Taxes	4.74%	4.56%
Return After Taxes on Distributions	2.86%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	2.68%	2.91%
Class A
Return Before Taxes	-1.53%	0.28%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.07%	0.10%
HFRX ED: Merger Arbitrage Index (reflects no deduction for fees, expenses, or taxes)	4.04%	2.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns may depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown only for the Institutional Class; after-tax returns for Class A will vary to the extent it has different expenses.

Management
Investment Advisor: Kellner Management, L.P. is the investment advisor of the Merger Fund.

Portfolio Managers:  George A. Kellner (Founder & Chief Executive Officer) and Christopher Pultz (Managing Director) are the portfolio managers primarily responsible for the day-to-day management of the Merger Fund and have each managed the Fund since its inception in 2012.

Purchase and Sale of Merger Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kellner Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 855-KELLNER (855-535-5637) or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Class A
Regular	$2,000	$100
Automatic Investment Plan	$100	$100
Retirement and Coverdell Accounts	$2,000	$100

Institutional Class
Regular	$100,000	$100
Automatic Investment Plan	$100,000	$100
Retirement and Coverdell Accounts	$100,000	$100

Tax Information
The Merger Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Merger Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Merger Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Merger Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.